SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                      ------------------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      ------------------------------------



      Date of Report (Date of earliest event reported): September 30, 2002



                             Greenbriar Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                        0-8187                     75-2399477
------------------------        ---------------------        -------------------
(State of incorporation)        (Commission File No.)        (IRS Employer
                                                             Identification No.)








                    4265 Kellway Circle, Addison, Texas 75244
           ----------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (972) 407-8400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On September 30, 2002 the Company concluded and closed the sale of two assisted living communities. In addition an unconsolidated partnership, in which the Company is a 56% limited partner, sold its two assisted living communities. The purchasing entities are all related by common ownership. The purchasing entities are all unrelated to the Company or any of its officers or directors.

On September 30, 2002 the Company sold its retirement community in Harlingen, Texas and it's assisted living community in Sherman, TX . In addition the Corinthians Real Estate Investors L.P., a partnership where Greenbriar is a 56% limited partner, sold its one retirement and one assisted living community which were both located in Carrollton, Texas

The sale of the Company owned communities will net the Company $379,000 in cash and $1,269,000 in notes due in one year bearing 12% interest. The interest is paid monthly. The Company will record a loss on the sale of the property of $2,347,000

The partnership received approximately $2,900,000 in notes from the sale of its communities. These notes are due September 30, 2004 and bear interest at 12%. The interest is paid monthly. The Partnership will recorded deferred income of approximately $2,400,000 which will be recognized when the notes are paid.



 Item 7.  Financial Statements and Exhibits.
 -------------------------------------------

The following pro forma financial information regarding this transaction are filed with this report.

(a)      Unaudited Pro Forma Financial Statements
         ----------------------------------------

         The accompanying pro forma consolidated balance sheet as of June 30, 2002 presents this transaction as though it had taken place on June 30, 2002. The accompanying pro forma consolidated statements of operations present earnings (losses) as though the transaction had taken place on January 1, 2001.

         Pro Forma Consolidated Balance Sheet-June 30, 2002 (Unaudited)........4

         Pro Forma Consolidated Statement of Operations-
            Six Months Ended June 30, 2002 (Unaudited).........................6

         Pro Forma Consolidated Statement of Operations-
            Twelve Months Ended December 31, 2001 (Unaudited)..................7

         Explanatory Notes to Consolidated Financial Statements................8

(b)      Exhibits

         None

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2002

                                                     GREENBRIAR CORPORATION




                                                      By: /s/ Gene S. Bertcher
                                                        ------------------------
                                                        Gene S. Bertcher
                                                        Executive Vice President


                             Greenbriar Corporation
                      Pro Forma Consolidated Balance Sheet
                                 June 30, 2002
                             (Amounts in Thousands)



                                                   As     Properties              Consolidated
                                                Reported     Sold        Notes     Pro Forma
                                                --------------------                --------

Assets

Current Assets
      Cash and Cash Equivalents                 $  1,056         379       2        $  1,435
      Accounts receivable-trade                       68          68
      Receivables from affiliated
          partnership                                101         101
      Prepaid expenses                               116         (10)      1             106
      Notes Receivable                             1,269       1,269       2
      Other current assets                           904          (8)      1             896
                                                --------------------                --------

                    Total Current Assets           2,245       1,630                   3,875

Notes receivable, from sale of properties          6,400       6,400
      Less deferred gains                         (6,090)     (6,090)
                                                --------------------                --------
                                                                 310                     310

Notes receivable from affiliate partnership        1,600       1,600

Deferred Income Tax Benefit                        2,350       2,350

Property and Equipment, At Cost
      Land and improvements                        3,522      (1,348)      1           2,174
      Buildings and improvements                  28,763      (8,747)      1          20,016
      Equipment and furnishings                    3,052        (606)      1           2,446
                                                --------------------                --------
                                                  35,337     (10,701)                 24,636
                Less accumulated depreciation      6,346      (1,795)      1           4,551
                                                --------------------                --------
                                                  28,991      (8,906)                 20,085

Deposits                                           1,693         (14)      1           1,679

Goodwill and other intangibles                       543        (282)      1             261
                                                --------------------                --------


                                                $ 37,732    $ (7,572)               $ 30,160
                                                ====================                ========






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

                             Greenbriar Corporation
                      Pro Forma Consolidated Balance Sheet
                                 June 30, 2002
                             (Amounts in Thousands)





                                                  As           Properties                   Consolidated
                                               Reported          Sold           Notes        Pro Forma
                                               --------------------------                   -----------
Liabilities and Stockholders' Equity

Current Liabilities
      Current maturities of long-term debt     $     4,407                                  $     4,407
      Accounts payable-Trade                           862                                          862
      Accrued expenses                                 810            (17)       1                  793
      Other current liabilities                        949           (132)       1                  817
                                               --------------------------                   -----------

              Total Current Liabilities              7,028           (149)                        6,879

Long-Term Debt                                      11,788         (5,736)       1                6,052

Financing Obligations                               10,815                                       10,815

Other Long-Term Liabilities                            326                                          326
                                               --------------------------                   -----------

                  Total Liabilities                 29,957         (5,885)                       24,072


Stockholders' Equity
      Preferred Stock                                    1                                            1

      Common stock $.01 par value;
      authorized, 100,000 shares; 359 shares
      issued and outstanding                            75                                           75

      Additional Paid-In Capital                    56,827                                       56,827
      Accumulated Deficit                          (46,761)        (1,687)       3              (48,448)
                                               --------------------------                   -----------

                                                    10,142         (1,687)                        8,455

      Less stock purchase notes receivable
          (Including $2,250 from related
           parties)                                 (2,367)                                      (2,367)
                                               --------------------------                   -----------

                     Total Equity                    7,775         (1,687)                        6,088
                                               --------------------------                   -----------

                                               $    37,732       ($ 7,572)                  $    30,160
                                               ==========================                   ===========


                             Greenbriar Corporation
                 Pro forma Consolidated Statement of Operations
                  For the Six Month Period Ended June 30, 2002
                  (Amounts in Thousands, except per share data)



                                                       As         Properties     Pro forma               Consolidated
                                                    Reported         Sold       Adjustments     Notes     Pro Forma
                                                  -----------------------------------------              -----------
Revenue
      Assisted Living Operations                  $     5,474    $    (1,274)                            $     4,200

Operating Expenses
      Assisted living operations                        3,069           (828)                                  2,241
      Lease expense                                       813           --                                       813
      Facility depreciation and
          amortization                                    704           (238)                                    466
      General and administrative                          869           --                                       869
                                                  -----------------------------------------              -----------
                                                        5,455         (1,066)                                  4,389
                                                  -----------------------------------------              -----------

               Operating profit (loss)                     19           (208)                                   (189)

Other expense (income)
      Interest and dividend income                        230           --                                       230
      Interest expense                                 (1,312)           318                                    (994)
      Net gain (loss) on the sale
          of assets                                       (19)          --                                       (19)
      Earnings (Loss) due to partnership                 (413)           393                                     (20)
                                                  -----------------------------------------              -----------
                                                       (1,514)           711                                    (803)
                                                  -----------------------------------------              -----------

                      NET LOSS                         (1,495)           503                                    (992)

Net loss allocable to
      common stockholders                         $    (1,495)   $       503                                    (992)
                                                  =========================================               ===========

Loss per share
      Basic and diluted                           $     (4.17)                                           $     (2.77)

Weighted average number of common
      shares outstanding                                                                                         358
      Basic and diluted                                   358



                             Greenbriar Corporation
                 Pro forma Consolidated Statement of Operations
               For the Twelve Month Period Ended December 31, 2001
                  (Amounts in Thousands, except per share data)


                                                As         Properties     Pro forma                   Consolidated
                                             Reported        Sold        Adjustments      Notes         Pro Forma
                                           -----------------------------------------------------------------------

Revenue
      Assisted Living Operations           $    30,861    $    (2,015)                                 $    28,846

Operating Expenses
      Assisted living operations                19,484         (1,401)                                      18,083
      Lease expense                              3,139           --                                          3,139
      Facility depreciation and                   --
          amortization                           2,794           (335)                                       2,459
      Termination of employment
          contracts                              1,349           --                                          1,349
      General and administrative                 4,875           --                                          4,875
      Write-down of assets                       1,887           --             --                           1,887
                                           -----------------------------------------------------------------------
                                                33,528         (1,736)          --                          31,792
                                           -----------------------------------------------------------------------

            Operating profit (loss)             (2,667)          (279)          --                          (2,946)

Other expense (income)
      Interest and dividend income                 265             (8)           150              4            407
      Interest expense                          (4,958)           473                                       (4,485)
      Earnings (Loss) due to partnership                                          67              5             67
      Other expense (income), net               16,602             49           --                          16,651
                                           -----------------------------------------------------------------------
                                                11,909            514            217                        12,640
                                           -----------------------------------------------------------------------
Earnings (loss) before income taxes              9,242            235            217                         9,694

Income tax expense                               2,824           --             --                           2,824
                                           -----------------------------------------------------------------------

              NET EARNINGS (LOSS)                6,418            235            217                         6,870

Preferred stock dividend requirement              (160)          --             --                            (160)
                                           -----------------------------------------------------------------------

Net earnings (loss) allocable to
      common stockholders                  $     6,258    $       235    $       217                   $     6,710

Earnings (loss) per share
      Basic and diluted                    $     15.53                                                 $     16.65

Weighted average number of common
      shares outstanding
      Basic and diluted                            403                                                         403


                             Greenbriar Corporation
              Notes to Consolidated Pro Forma Financial Statements


Note 1: To reflect the sale of the Company owned properties discussed in Item 2

Note 2: To reflect the cash and notes received from the sale of the Company owned properties discussed in Item 2

Note 3: To reflect the loss from the sale of the Company owned properties

Note 4: To reflect the interest from the notes received from the sale of the Company owned properties. The loss has not been included in the Pro Forma Statements of Operations because it does not have a continuing impact on the Company.

Note 5: To reflect the Company's portion of the interest income earned from the notes received by the partnership for the sale of its property
















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